Helix Energy Solutions
Company Update

November 2019


HELIX
Q7000

Helix
ENERGY SOLUTIONS

FORWARD- LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on the following social media sites:

- Twitter: @Helix_ESG
- LinkedIn: www.linkedin.com/company/helix-energy-solutions-group
- Facebook: www.facebook.com/HelixEnergySolutionsGroup

ABOUT HELIX

Who We Are

Helix Energy Solutions is an international offshore energy services company that provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations.

Global operations

- Gulf of Mexico
- North Sea
- Brazil
- West Africa
- Asia Pacific
- Approximately 1,500 employees worldwide

Vessels and Equipment

Well Intervention vessels

- Seven dedicated well intervention vessels

Construction ROV vessels

- State of the art construction ROV vessels

Remotely operated vehicles

- Our ROV fleet includes small support assets to the latest 200 horsepower vehicles to trenchers custom build

Financial Information at 9/30/2019

- ~ $460M liquidity
- $0.8 billion backlog
- NYSE: HLX



WELL INTERVENTION

Helix Well Intervention is a leader in rigless offshore well intervention, providing fast, flexible and high-quality well management services. Our specialist riserless and riser-based well intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle.

YTD 9/30/2019

Revenue [1]


71%

Gross Profit [1]


77%

■ Well Intervention ■ Robotics ■ Production Facilities

[1] Percent of total revenue and gross profit prior to intercompany eliminations



WELL INTERVENTION VESSELS & ASSETS



Q4000



Q5000



Q7000



Siem Helix 1 & 2



Seawell



Well Enhancer



Intervention Riser Systems (IRS)



Subsea Intervention Lubricators (SIL)

WHAT SETS HELIX APART IN WELL INTERVENTION

- Fleet of seven purpose-built well intervention vessels
- Both riser-based and riserless intervention systems
- Approximately 1,400 well intervention operations performed worldwide
- Over 500 well abandonment operations performed worldwide
- Geographically diverse scope of operations
- Blue-chip customer base
- Balanced mix between long-term contracts and spot market operations
- Awarded Petrobras 2018 Supplier of the Year for Maritime Rigs Operations



Subsea Services Alliance

Helix | Schlumberger

Helix Energy Solutions

- Vessels and experienced personnel
- Intervention systems
- WROV services for well operations
- Operational and subsea expertise
- Project management
- Integrated crews

Schlumberger

- Well intervention
- Pumping and stimulation
- Downhole measurements
- Integrated crews
- Emerging technology
- OneSubsea® tooling and interface solutions and management
- OneSubsea subsea equipment solutions

ROBOTICS

Helix Robotics Solutions is a leading supplier of Subsea Engineering Services, operating state of the art Remote Operated Vehicles (ROVs), Seabed Trenching, and Support/Construction Vessels. Our Deep-Water ROV track record spans 20 years, including Oil & Gas, Renewable Energy, Construction Services and Specialty Services projects executed successfully around the world.

YTD 9/30/2019

Revenue [1]



22%

Gross Profit [1]



13%

Well Intervention | Robotics | Production Facilities

[1] Percent of total revenue and gross profit prior to intercompany eliminations



ROBOTICS VESSELS & ASSETS



Grand Canyon[1]



Grand Canyon II



Grand Canyon III



Ross Candies



ROV Fleet



Trenchers



ROVDrill

[1]Vessel charter expires in Q4 2019 after which vessel will be available on a spot basis

WHAT SETS HELIX APART IN ROBOTICS


T-750

Oil & Gas



Renewable Energy



Construction Services



Specialty Services

- Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions
- A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications
- Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development

PRODUCTION FACILITIES

Production Facilities is a non-core segment that includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023. The segment also includes the Helix Fast Response System and our ownership of the Droshky Prospect in the Gulf of Mexico.



YTD 9/30/2019
Revenue [1]
Gross Profit [1]
7%
12%
Well Intervention
Robotics
Production Facilities

[1] Percent of total revenue and gross profit prior to intercompany eliminations



MARKET UPDATE

Well Intervention

- Gulf of Mexico
  - Rig utilization and rates increasing, although slowly
  - Increased tendering volume
  - Long-term rig commitments rolling off
- North Sea
  - Increasing activity levels with marginal rate improvements
- Brazil
  - Floater utilization expected to grow steadily into 2025

Robotics

- Customer activity increasing marginally
- Rates holding firm with positive bias
- Renewables trenching to dip in 2020 with growth expected in following years


HELIX

Key Financial Metrics and Outlook



GRAND CANYON III

FOUR YEAR TREND ($ IN MILLIONS)



Revenue
$900
$700
$500
$300
$100
$200
$150
$100
$50
$0
-$50
-$100
Net Income (loss)
Adjusted EBITDA[1]
$90
$107
$162
$178
$488
$581
$740
$745
$(81)
$30
$29
2016
2017
2018
2019[2]
Revenue
Net Income (loss)
Adjusted EBITDA[1]

[1] Adjusted EBITDA is a Non-GAAP financial measure, see non-GAAP reconciliations on slide 24

[2] 2019 outlook midpoint

REVENUE DISPERSION ($ IN MILLIONS)


Segments
$800
$600
$400
$200
$0
14%
25%
54%
10%
20%
63%
8%
20%
70%
2016
2017
2018
Well Intervention
Robotics
Production Facilities


Geography
$800
$600
$400
$200
$0
13%
25%
61%
12%
27%
12%
49%
9%
26%
28%
37%
2016
2017
2018
United States (Gulf of Mexico)
Brazil
United Kingdom (North Sea)
Other

DEBT & LIQUIDITY PROFILE ($ IN MILLIONS)


$800
$600
$400
$200
$0
$749
$255
$626
$269
$496
$229
$440
$161
$413
$127
12/31/15
12/31/16
12/31/17
12/31/18
9/30/19
LT Debt¹
Net Debt²
Liquidity³

- Strong, de-levered balance sheet
- $286 million cash as of September 30, 2019
- Liquidity[3] of approximately $459 million as of September 30, 2019
- Cash flow from operations $90 million YTD September 30, 2019
- Free cash flow $47 million YTD September 30, 2019

1 Long-term debt is net of unamortized debt issuance costs and discount of our Convertible Senior Notes due 2022, Convertible Senior Notes due 2023 and Convertible Senior Notes due 2032 (Convertible Senior Notes due 2032 were extinguished in 2018)

2 Net debt is calculated as long-term debt less cash and cash equivalents

3 Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under our revolving credit facility

DEBT INSTRUMENT PROFILE

Total funded debt[1] of $446 million at 9/30/19

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $34 million Term Loan – LIBOR + 3.25%
  - Quarterly amortization payments of approximately $0.9 million with a final balloon payment of $27 million at maturity in Q4 2021
- $64 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $98 million Q5000 Loan – LIBOR + 2.50%[2]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in Q2 2020



Principal Payment Schedule at 9/30/19
($ in millions)
$150
$100
$50
$0
$10
$100
$37
$133
$133
$33
2019
2020
2021
2022
2023
2024-2027
MARAD
Term Loan
Q5000 Loan
CSN 2022
CSN 2023

[1] Excludes unamortized debt discounts and debt issuance costs

[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

2019 OUTLOOK: FORECAST

		2019 Outlook		2018 Actuals
Revenues	$	730 - 760	$	740
Adjusted EBITDA[1,2]		172 - 184		162
Capital Additions[3]		~ 150		135
Revenue Split:				
Well Intervention	$	575 - 595	$	561
Robotics		165 - 175		159
Production Facilities[2]		~ 60		64
Eliminations		~ (70)		(44)
Total	$	730 - 760	$	740

Key remaining 2019 forecast assumptions:

- Siem Helix 1 & 2 – stable operating performance; vessel maintenance deferred to 2020
- Q4000 and Q5000 – strong utilization in the fourth quarter
- Seawell and Well Enhancer – expected utilization through November

1 2019 Outlook and 2018 Actuals include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts

2 2019 Outlook includes nominal benefit from oil and gas production related to the Droshky acquisition

3 Includes capitalized interest and regulatory certification costs for our vessels and systems

BEYOND 2019

- **Expect improvements despite challenging market conditions**
  - Several long term well intervention contracts
  - Operational improvements and cost reductions
- **Market improvements offer additional upside potential**
- **Cash Flow improvements**
  - Improved operating cash flows and positive free cash flow in 2018
  - Expected strong free cash flow beginning 2020
  - Maintenance Capex expected to be $30 - $50 million annually
- **Well Intervention**
  - Full year of Q7000 operations
  - Focus on continued improved operating performance
  - Expanded alliance offerings
- **Robotics**
  - Continued strong renewables trenching market
  - Improvements in cost structure –
    - Grand Canyon II hedge expired in Q3 2019
    - Grand Canyon charter expires Q4 2019
    - Grand Canyon III hedge expires in Q1 2020

Q7000 DELIVERED NOVEMBER 2019

- Helix took delivery of the Q7000 from Sembcorp Marine on November 8, 2019
- Vessel is in transit to West Africa through end of year
- The Q7000 is expected to commence its first project in January 2020
- The Q7000 can work across the globe and we are exploring multiple opportunities thereafter


Q7000
NASSAU

Why Helix?

- Market leader in Well Intervention and Robotics/Trenching
- Geographically diverse scope of operations
- Blue-chip customers
- Purpose-built, advanced fleet
- Integrated offerings
- Increasing contribution of offshore renewables market

Why focus on Well Intervention and Robotics/Trenching

- Low F&D cost for enhanced reserves
- Extended well life via intervention defers cessation of production and P&A spend
- P&A is regulatory driven; demand should increase over time
- Demand for a more cost-effective solution to rigs
- Robotics is essential for credible quality performance in deepwater operations
- Expanding renewables market

Non-GAAP Reconciliations and Supplemental Information


HELIX
Huisman

FINANCIAL RESULTS

($ in millions, unaudited)	Three Months Ended						Nine Months Ended			
	9/30/19		9/30/18		6/30/19		9/30/19		9/30/18	
Revenues										
Well Intervention	$ 170		$ 155		$ 159		$ 451		$ 446	
Robotics	52		54		45		136		120	
Production Facilities	14		16		16		45		48	
Intercompany Eliminations	(23)		(12)		(18)		(51)		(33)	
Total	$ 213		$ 213		$ 202		$ 581		$ 581	
Gross profit (loss), %										
Well Intervention	$ 41	24%	$ 38	24%	$ 30	19%	$ 85	19%	$ 94	21%
Robotics	11	21%	8	15%	5	11%	14	11%	(5)	-4%
Production Facilities	3	25%	7	43%	5	31%	13	29%	21	44%
Eliminations and other	-		(1)		-		(1)		(2)	
Total	$ 55	26%	$ 52	24%	$ 40	20%	$ 111	19%	$ 108	19%

Third Quarter 2019
- Well Intervention achieved 97% utilization across the vessel fleet
- Robotics achieved 96% utilization on chartered vessel fleet; 44% utilization of ROVs, trenchers and ROVDrill

NON- GAAP RECONCILIATIONS

($ in thousands, unaudited)	Three Months Ended			Nine Months Ended		Twevle Months Ended
	9/30/19	9/30/18	6/30/19	9/30/19	9/30/18	12/31/18
Adjusted EBITDA:						
Net income	$ 31,622	$ 27,121	$ 16,823	$ 49,763	$ 42,345	$ 28,598
Adjustments:						
Income tax provision	3,539	841	2,876	6,739	1,226	2,400
Net interest expense	1,901	3,249	2,205	6,204	10,744	13,751
Loss on extinguishment of long-term debt	-	2	18	18	1,183	1,183
Other (income) expense, net	2,285	709	1,311	2,430	3,225	6,324
Depreciation and amortization	27,908	27,680	28,003	84,420	83,339	110,522
Non-cash loss on equity investment	-	-	-	-	-	3,430
EBITDA	$ 67,255	$ 59,602	$ 51,236	$ 149,574	$ 142,062	$ 166,208
Adjustments:						
Gain on disposition of assets, net	$ -	$ (146)	$ -	$ -	$ (146)	$ (146)
Realized losses from FX contracts not designated as hedging instruments	(982)	(820)	(912)	(2,763)	(2,316)	(3,224)
Other than temporary loss on note receivable	-	-	-	-	(1,129)	(1,129)
Adjusted EBITDA	$ 66,273	$ 58,636	$ 50,324	$ 146,811	$ 138,471	$ 161,709
Free cash flow:						
Cash flows from operating activities	$ 57,316	$ 63,161	$ 66,807	$ 89,877	$ 150,827	$ 196,744
Less: Capital expenditures, net of proceeds from sale of assets	(18,153)	(13,437)	(13,303)	(43,086)	(55,406)	(137,058)
Free cash flow	$ 39,163	$ 49,724	$ 53,504	$ 46,791	$ 95,421	$ 59,686

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

Thank you


XLS28

Helix
ENERGY SOLUTIONS